1 Investor Contact: Robert G. Burrows Vice President, Investor Relations 240-631-3280 burrowsr@ebsi.com Media Contact: Matt Hartwig Senior Director, Media Relations mediarelations@ebsi.com Emergent BioSolutions Announces Appointment of Sujata Dayal to Board of Directors GAITHERSBURG, Md., July 6, 2022 – Emergent BioSolutions Inc. (NYSE:EBS) announced today that the company’s board of directors appointed Sujata Dayal as a Class II director to serve on the board effective July 15, 2022, with an initial term expiring at the 2023 annual meeting of stockholders. Ms. Dayal was also appointed as a member of both the Nominating and Corporate Governance Committee and the Special Committee on Manufacturing and Quality Oversight. “We are pleased to welcome Sujata Dayal to Emergent’s Board of Directors,” said Zsolt Harsanyi, Ph.D., chairman of the board of Emergent BioSolutions. “Sujata’s deep experience in healthcare compliance and strong expertise in legal and regulatory oversight will be invaluable to Emergent as we continue to grow the business and pursue our mission. We look forward to her contributions.” “I am enthusiastic to serve on the board of a company that is focused on public health with a mission to protect and enhance life,” said Ms. Dayal. “As Emergent executes on its strategy, I am delighted with the opportunity to contribute my passions in healthcare compliance and working with fellow directors and the management team to advance the company.” Ms. Dayal has served as vice president and global chief compliance officer of Medline Industries, Inc. since March 2020. Over the last two decades, Ms. Dayal has held roles of growing responsibility in compliance with a focus on healthcare compliance in the pharmaceutical and medical device industry. She previously served as a vice president, healthcare compliance at Johnson & Johnson from 2013 to 2020. Prior to that, she served on senior executive roles in ethics and compliance at Biomet, Inc. and Abbott Laboratories. Ms. Dayal is an attorney by training with expertise in transactional work, regulatory law, privacy and compliance, including healthcare compliance and anti-corruption. She earned her J.D. from Chicago- Kent College of Law, LL.M. from Columbia University School of Law, LL.B. from Rajasthan University Law School in Jaipur, India, and B.A. Honors degree in Political Science from Lady Shri Ram College in New Delhi, India. About Emergent BioSolutions At Emergent, our mission is to protect and enhance life. For over 20 years, we’ve been at work defending people from things we hope will never happen—so we are prepared just in case they ever do. We provide solutions for complex and urgent public health threats through a portfolio of vaccines and therapeutics that we develop and manufacture for governments and consumers. We also offer a range

2 of integrated contract development and manufacturing services for pharmaceutical and biotechnology customers. To learn more about how we plan to protect or enhance 1 billion lives by 2030, visit our website and follow us on LinkedIn, Twitter, and Instagram. Safe Harbor Statement This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including, but no limited to, statements regarding executing on our growth strategy and advancing the company, are forward-looking statements. These forward-looking statements are based on our current intentions, beliefs and expectations regarding future events. We cannot guarantee that any forward-looking statement will be accurate. Investors should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Investors are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this press release, and, except as required by law, we do not undertake to update any forward-looking statement to reflect new information, events or circumstances. There are a number of important factors that could cause our actual results to differ materially from those indicated by such forward-looking statements. Investors should consider this cautionary statement as well as the risk factors identified in our periodic reports filed with the Securities and Exchange Commission when evaluating our forward-looking statements.